Supplement to the Fidelity's Massachusetts Municipal Funds
April 1, 2010
Prospectus

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 10.

Kevin Ramundo (portfolio manager) has managed the fund since June 2010.

The following information replaces the biographical information found in the "Fund Management" section on page 37.

Kevin Ramundo is portfolio manager of Fidelity Massachusetts Municipal Income Fund, which he has managed since June 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager.

MAS-10-01  July 2, 2010
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